Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of December 17, 2014, by and among Pieris Pharmaceuticals, Inc., a Nevada corporation (f/k/a Marika Inc.) (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. This Agreement is being executed by the Company and each Purchaser in connection with the private placement offering (the “Offering”) in one or more closings of a minimum aggregate amount of $10,000,000 (the “Minimum Offering”) and a maximum aggregate amount of $15,000,000 to purchase shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at the Purchase Price per share, plus up to an additional $5,000,000 of shares of Common Stock at the Purchase Price per share to cover over-allotments. The minimum subscription is $100,000 (50,000 shares). The Company may accept subscriptions for less than $100,000 in its sole discretion.

B. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

C. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Common Stock, determined as set forth in Section 2.1(a) below (which aggregate amount for all Purchasers together shall be collectively referred to herein as the “Shares”); the Shares may also be referred to herein as the “Securities”.

D. The Company has engaged Northland Securities, Inc. and Katalyst Securities LLC as its co-exclusive placement agents (the “Placement Agents”) or their respective designees for the Offering of the Shares on a “reasonable best efforts” basis, pursuant to which the Placement Agents will be paid a total cash commission of 8% of funds raised from investors in the Offering and will receive warrants to purchase a number of shares of Common Stock equal to 8% of the number of shares of Common Stock sold in the Offering, with a term of five years and an exercise price of $2.00 per share (“Placement Agent Warrants”).

E. The Shares are being offered and sold in connection with a transaction whereby the Company will issue a certain number of shares of Common Stock to the stockholders of Pieris AG, a German stock corporation, in exchange for 100% of the outstanding shares of capital stock of Pieris AG, as contemplated by an Acquisition Agreement, by and among the Company, Pieris AG and the stockholders of Pieris AG (the “Share Exchange Transaction”). Prior to the initial Closing (as defined below), the Company intends to change its name to “Pieris Pharmaceuticals, Inc.” or another name that reflects its intended new business.

Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide, with respect to (i) the Shares, (ii) the shares of Common Stock issuable upon exercise of the Placement Agent Warrants and (iii) the shares of Common Stock of the Company issued pursuant to the Share Exchange Transaction, certain registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing (or otherwise) against the Company or any of its properties or any officer, director or employee of the Company as of the date hereof acting in his or her capacity as an officer, director or employee of the Company before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Additional Shares” has the meaning set forth in Section 4.12.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(f).

“Buy-In Price” has the meaning set forth in Section 4.1(f).

“Closing” means a closing of the purchase by Purchasers and sale by the Company of Shares to such Purchasers pursuant to this Agreement.

“Closing Date” means the date on which a Closing occurs as provided in Section 2.1(a) hereof .

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., or any successor appointed by the Company.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

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“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the officers of the Company who, as of the date hereof, have responsibility for the matter or matters that are the subject of the statement.

“Compliance Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Control” (including the terms “controlling”, “controlled” by or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Dilutive Issuance” has the meaning set forth in Section 4.12.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disclosure Schedule” has the meaning set forth in Section 3.1.

“Discounted Purchase Price” has the meaning set forth in Section 4.12.

“DTC” has the meaning set forth in Section 4.1(c).

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“Escrow Agent” has the meaning set forth in Section 2.1(c).

“Evaluation Date” has the meaning set forth in Section 3.1(u).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Securities” has the meaning set forth in Section 4.12.

“FDA” has the meaning set forth in Section 3.1(o).

“Future Financings” has the meaning set forth in Section 3.2(q).

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Held Shares” has the meaning set forth in Section 4.12.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Lien” means any material lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

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“Material Adverse Effect” means a material adverse effect on the results of operations, assets, business or financial condition of the Company, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. or applicable foreign economy or effects generally applicable to the industry in which the Company operates provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K (including, for purposes hereof, any contracts that are required to be filed as an exhibit to a Form 10).

“Material Permits” has the meaning set forth in Section 3.1(p).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Outside Date” means February 27, 2015.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent Warrants” has the meaning set forth in the recitals.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on or quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the OTC Bulletin Board.

“Press Release” has the meaning set forth in Section 4.6.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

“Purchase Price” means US$2.00 per share of Common Stock.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.8(a).

“Registration Rights Agreement” has the meaning set forth in the recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Required Approvals” has the meaning set forth in Section 3.1(e).

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Securities Act” has the meaning set forth in the recitals.

“Share Exchange Transaction” has the meaning set forth in the recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stock Certificates” has the meaning set forth in Section 2.2(a)(iv).

“Subscription Amount” has the meaning set forth in Section 2.1(a).

“Subsidiary” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (unless the Principal Trading Market is the OTC Bulletin Board or the OTC Pink tier of the OTC Markets Group, Inc.), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board or the OTC QB, OTC QX or OTC Pink tier of the OTC Markets Group, Inc.), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market (other than the OTC QB, OTC QX or OTC Pink tier of the OTC Markets Group, Inc.), a day on which the Common Stock is quoted in the over-the-counter market as reported by the OTC QB, OTC QX or OTC Pink tier of the OTC Markets Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE-MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTC QB, OTC QX or OTC Pink tier of the OTC Markets Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the annexes and exhibits attached hereto and thereto, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Globex Transfer LLC, or any successor transfer agent for the Company.

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“Unlegended Certificate” has the meaning set forth in Section 4.1(f).

ARTICLE 2

PURCHASE AND SALE

2.1 Closing.

(a) Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser listed on Annex A hereto (including each Purchaser who shall be added to Annex A as a Purchaser pursuant to a subsequent Closing hereunder), and each Purchaser listed on Annex A hereto shall, severally and not jointly, purchase from the Company, such number of Shares of Common Stock equal to the quotient resulting from dividing (i) the aggregate purchase price for such Purchaser, as indicated below such Purchaser’s name on its signature page of this Agreement (the “Subscription Amount”) by (ii) the Purchase Price, rounded down to the nearest whole Share.

(b) Closing. The initial Closing will not occur unless:

(i) funds deposited in escrow as described in Section 2.1(c) below equal at least the Minimum Offering, and corresponding documentation with respect to such amounts has been delivered by Purchasers as described in Section 2.2(a) below;

(ii) the Share Exchange Transaction shall have been effected (or is simultaneously effected); and

(iii) the other conditions set forth in Article 5 are satisfied or duly waived.

Thereafter, the Company may conduct one or more additional Closings for the sale of the Shares until the termination of the Offering. Unless terminated earlier by the Company, the Offering shall continue until the date that is thirty (30) days following the initial Closing Date, which date may be extended until the date that is forty-five (45) days following the initial Closing Date, by the Company, without notice to any Purchaser, past, current or prospective. Each Closing of the purchase and sale of the Shares shall take place at the offices of Company Counsel, One Financial Center, Boston, Massachusetts on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c) Form of Payment; Delivery of Shares. On the Closing Date, (i) each Purchaser listed on Annex A hereto shall wire transfer immediately available funds for its Subscription Amount or deliver a certified check therefor, in United States dollars, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to CSC Trust Company of Delaware, in its capacity as escrow agent (the “Escrow Agent”), as set forth in instructions set forth under the caption “How to subscribe for Shares in the private offering of Pieris Pharmaceuticals, Inc.” below, and (ii) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser listed on Annex A hereto one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Shares such Purchaser is purchasing as is calculated in accordance with Section 2.1(a) above, within three (3) Business Days after the Closing.

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2.2 Closing Deliveries.

(a) On or prior to each Closing, with respect to each Purchaser participating in such Closing, the Company shall issue, deliver or cause to be delivered or made available to such Purchaser the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) a legal opinion of Company Counsel dated as of the Closing Date and addressed to such Purchasers;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) a copy of the duly executed Irrevocable Transfer Agent Instructions delivered to and acknowledged in writing by the Transfer Agent, relating to the issuance of stock certificates, free and clear of all restrictive and other legends except as provided in Section 4.1(b) hereof, evidencing the Shares subscribed for by the Purchasers hereunder to be registered in the names provided by the Purchasers as set forth on the Stock Certificate Questionnaire included as Exhibit B-2 hereto (the “Stock Certificates”) and delivered to the Company pursuant to Section 2.2(b)(iv), with the original Stock Certificates to be delivered to the addresses provided by the Purchasers on such questionnaires within three (3) Business Days following the Closing;

(v) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended, and bylaws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit D;

(vi) a certificate (the “Compliance Certificate”), dated as of the Closing Date and signed by the Company’s Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit E.

(vii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Nevada, as of a date within five (5) days of the Closing Date; and

(viii) a certified copy of the Articles of Incorporation, as certified by the Secretary of State of the State of Nevada, as of a date within ten (10) days of the Closing Date.

(b) On or prior to each Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement and the Registration Rights Agreement, duly executed by such Purchaser (by executing the Omnibus Signature Page);

(ii) its Subscription Amount, in United States dollars and in immediately available funds, by wire transfer or certified or other bank check to the Company’s account as set forth under the caption “How to subscribe for Shares in the private offering of Pieris Pharmaceuticals, Inc.” below;

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(iii) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement;

(iv) a fully completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit B-1;

(v) a fully completed and duly executed Stock Certificate Questionnaire in the form attached hereto as Exhibit B-2;

(vi) a fully completed and duly executed Anti-Money Laundering Information Form in the form attached hereto as Exhibit B-3; and

(vii) a fully completed and duly executed Investor Profile in the form attached as Exhibit B-4.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), and after giving effect to the Share Exchange Transaction, to each of the Purchasers that, except as disclosed in the SEC Reports and the disclosure schedule delivered by the Company hereunder (the “Disclosure Schedule”), which disclosure shall be deemed a part hereof this Article 3 and shall qualify any representations and warranties made by the Company herein to the extent of the applicable disclosure:

(a) Subsidiaries. Except as set forth on Section 3.1(a) of the Disclosure Schedule, the Company has no direct or indirect Subsidiaries other than Pieris AG, a German stock corporation organized and existing under the laws of Germany.

(b) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in

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accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law. There are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock (i) to which the Company is a party or, (ii) to the Company’s Knowledge, between or among any of the Company’s stockholders.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Company’s articles of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract or (iii) subject to the Required Approvals, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self -regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected), except in the case of clause (ii) and clause (iii) such as would not individually reasonably be expected to have a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Section 3.1(g) of the Disclosure Schedule. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all

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material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in Section 3.1(g) of the Disclosure Schedule: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (ii) except for the Transaction Documents or as a result of the performance by the Company of the Transaction Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (including, for purposes hereof, any liabilities that are required to be disclosed in a Form 10) but not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect.

(h) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding and including the date hereof (or such shorter period as the Company was required by law or regulation to file such material), including without limitation, that certain Current Report on Form 8-K filed with the Commission on or before the date hereof disclosing, among other things, the completion of the Share Exchange Transaction and the Company ceasing to be a “shell company” as defined in Rule 12b-2 under the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement, including the Disclosure Schedule hereto, the Confidential and Non-Binding Summary Term Sheet relating to the Offering, the Executive Summary and Risk Factors, each dated November 20, 2014 and as amended and supplemented to date, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

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(j) Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required to be filed prior to the date hereof by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due prior to the date hereof on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except where the failure to so file or pay or set aside provisions for any such tax, assessment, charge or return would not reasonably be expected to have a Material Adverse Effect.

(k) Material Changes. Since the date of the latest balance sheet included in the financial statements contained within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports and Common Stock issued pursuant to the Share Exchange Transaction, (vi) there has not been any material change or amendment to, or any waiver of any material right under, any Material Contract under which the Company or any of its assets is bound or subject, and (vii) except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed in the SEC Reports.

(l) Environmental Matters. To the Company’s Knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have a Material Adverse Effect; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, (ii) involves a claim of violation of or liability under any federal, state, local or foreign laws governing the Company’s operations, including without limiting the generality of the foregoing, laws regulating the protection of

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human health, including without limiting the generality of the foregoing, laws relating to the manufacture, processing, packaging, labeling, marketing, distribution, use, inspection, treatment, storage, disposal, transport or handling of the Company’s products, and regulated or hazardous substances, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder, all as may be in effect from time to time and all successors, replacements and expansions thereof, (iii) involves injury to or death of any person arising from or relating to any of the Company’s product or (iv) would reasonably be expected to have a Material Adverse Effect.

(n) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is good.

(o) Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other Material Contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets and (iii) is not and has not been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, including without limitation, all applicable rules and regulations of the Food and Drug Administration (the “FDA”), and all applicable laws, statutes, ordinances, rules or regulations (including, without limitation, the Federal Food, Drug and Cosmetic Act of 1938, as amended and similar foreign laws and regulations) enforced by the FDA or equivalent foreign authorities, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, including without limitation the FDA, except where the failure to possess such permits has not had and would not have a Material Adverse Effect (“Material Permits”), and (i) the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permits and (ii) the Company has no Knowledge of any facts or circumstances that the Company would reasonably expect to give rise to the revocation or modification of any Material Permits.

(q) Title to Assets. The Company does not own any real property. The Company has good and marketable title to all tangible personal property owned by it which is material to the business of the Company, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and except for Liens for the payment of federal, state or other taxes for which appropriate reserves have been made in accordance with GAAP and the payment of which is not delinquent or subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company.

(r) Intellectual Property. To the Company’s Knowledge, the Company or its Subsidiaries owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights,

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licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted and which Intellectual Property the failure to so own, possess, license or have other rights to use would be reasonably expected to have a Material Adverse Effect. Except where any such violations or infringements would not be reasonably expected to have a Material Adverse Effect, to the Company’s Knowledge (i) the Company’s or its Subsidiaries’ use of any such Intellectual Property in the conduct of its business as presently conducted does not infringe upon the rights of any third parties; (ii) there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened Action challenging the Company’s rights in or to any such Intellectual Property; (iv) there is no pending or threatened Action challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or threatened Action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent in the businesses and locations in which the Company is engaged. The Company has not received any notice of cancellation of any such insurance, nor does the Company have any Knowledge that it will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a transaction presently contemplated by the Company (other than for services as employees, officers and directors) that would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated under the Securities Act, except as contemplated by the Transaction Documents or set forth in the SEC Reports.

(u) Sarbanes-Oxley. Except as disclosed in the SEC Reports, the Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(v) Certain Fees. Other than the Placement Agents, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(w) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement (without giving effect to any materiality qualifiers therein) and the accuracy of the information disclosed by each Purchaser in the Accredited Investor Questionnaires delivered pursuant to Section 2.2(b)(iv) and Section 5.2(d), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents.

(x) Registration Rights. Other than pursuant to the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities that are currently registered on an effective registration statement on file with the Commission.

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(y) No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 (without giving effect to any materiality qualifiers therein), neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the Offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb) Application of Takeover Protections; Rights Agreements. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of the State of Nevada that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports (including, for purposes hereof, any that are required to be disclosed in a Form 10) and is not so disclosed or that otherwise would have a Material Adverse Effect.

(dd) Acknowledgment Regarding the Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.

(ee) Foreign Corrupt Practices. Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,

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(iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ff) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date in the case of the Purchasers listed on Annex A hereto to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any

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securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act, for the reason(s) specified on the Accredited Investor Questionnaire attached hereto as completed by Purchaser, and Purchaser shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents (as qualified by the Disclosure Materials). Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor, to the knowledge of such Purchaser, any Affiliate of such Purchaser which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities and (iii) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply

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only with respect to the portion of assets managed by the portfolio manager(s) that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereby (including the existence and terms of such transactions). Notwithstanding the foregoing, and except as otherwise provided in Section 4.11, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the effectiveness of the Registration Statement as described in Section 4.11.

(i) Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(k) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering of the Securities.

(m) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(n) Residency. Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below such Purchaser’s name on the applicable signature page attached hereto.

(o) Trading Market. Such Purchaser acknowledges that the Securities are quoted over-the-counter, and that no securities issued by the Company are listed on a national securities exchange. Such Purchaser understands that only a limited public market for the Company’s Common Stock exists and that there can be no assurance that an active public market for the Common Stock will exist or continue to exist.

(p) Shell Company. Such Purchaser acknowledges that the Company was, prior to the completion of the Share Exchange Transaction, deemed to be a “shell company” as defined by the rules and regulations of the Commission.

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(q) Purchaser represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Purchaser is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Purchaser”). The Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Purchaser as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Purchaser is a financial institution that is subject to the USA Patriot Act, the Purchaser represents that it has met all of its obligations under the USA Patriot Act. The Purchaser acknowledges that if, following its investment in the Company, the Company reasonably believes that the Purchaser is a Prohibited Purchaser or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Purchaser to transfer the Shares. The Purchaser further acknowledges that the Purchaser will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of the Transaction Documents, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters if required) that the securities may be sold pursuant to such rule) or Rule 144A, or (v) in connection with a bona fide pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “Blue Sky” laws of any state and a restrictive legend in substantially the following form until such time as they are not required under Section 4.1(c) (and a stock transfer order may be placed against transfer of the certificates for the Securities):

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

In addition, if any Purchaser is an Affiliate of the Company, certificates evidencing the Securities issued to such Purchaser shall bear a customary “affiliates” legend.

(c) Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 4.1(a), the legend set forth in Section 4.1(b) above shall be removable and the Company shall issue or cause to be issued a certificate without such legend or any other legend (except for any “affiliates” legend as set forth in Section 4.1(b)) to the holder of the applicable Shares upon which it is stamped or issue or cause to be issued to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) as provided in this Section 4.1(c), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), or (ii) such Securities are sold or transferred in compliance with Rule 144 (if the transferor is not an Affiliate of the Company), including without limitation in compliance with the current public information requirements of Rule 144 if applicable to the Company at the time of such sale or transfer, and the holder and its broker have delivered customary documents reasonably requested by the Transfer Agent and/or Company Counsel in connection with such sale or transfer. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date (as defined in the Registration Rights Agreement), or at such other time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with concurrent notice and delivery of copies to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, and together with such other customary documents as the Transfer Agent and/or Company Counsel shall reasonably request), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers, as applicable, by crediting the account of the transferee’s Purchaser’s prime broker with DTC.

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Purchaser understands that prior to the Share Exchange Transaction, the Company was a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act, and that upon the filing of the Current Report on Form 8-K reporting the consummation of the Share Exchange Transaction and related transactions and otherwise containing Form 10 information discussed below, the Company will cease to be a shell company. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(d) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent Transfer Agent, in the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith or otherwise contemplated hereby or thereby or by the other Transaction Documents or such other documents as the Transfer Agent may request in connection with any such instructions will be given by the Company to its Transfer Agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in and subject to the terms of this Agreement, the other Transaction Documents and applicable law.

(e) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in the Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Each Purchaser acknowledges that the delivery of the Irrevocable Transfer Agent Instructions and any removal of any legends from certificates representing the Shares as set forth in this Section 4.1 is predicated on the Company’s reliance upon the Purchaser’s acknowledgement in this Section 4.1(e).

(f) Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser a certificate not bearing the legend set forth in Section 4.1(b) within three (3) Trading Days after receipt by the Company and the Transfer Agent of all documents necessary for the removal of the legend as set forth in Section 4.1(c) at a time at which such removal is not prohibited under applicable law (the “Deadline Date”) (such certificate, the “Unlegended Certificate”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3)

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Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock to be represented by the Unlegended Certificate that such Purchaser anticipated receiving from the Company without any restrictive legend as a result of such Purchaser’s full compliance with Section 4.1(c) (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing price of the Common Stock on the Deadline Date as reported by the Principal Trading Market. The Purchaser of shares of Common Stock shall provide the Company written notice indicating the amounts payable to such Purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares pursuant to the Transaction Documents, are, subject to the terms and conditions expressly set forth in this Agreement, unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing Date, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.4 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), which, subject to the accuracy of the Company’s and the Purchaser’s representations and warranties set forth herein, shall consist of the submission of all filings and reports relating to the offer and sale of the Securities pursuant to Rule 506 of Regulation D required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date, and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence.

4.5 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that the Affiliates of the Company shall not, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with

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the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6 Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the Offering. Within the time required by the Exchange Act, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission or (ii) to the extent such disclosure is required by law, request of the staff of the Commission or of any regulatory agency or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this sub-clause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with such transactions (including the existence and terms of such transactions).

4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any information the Company believes is material, non-public information regarding the Company from and after the filing of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

4.8 Indemnification.

(a) Indemnification of the Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, subject to this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, as a result of or relating to third party claims against such Purchaser relating to any breach of any of

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the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, provided that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within one (1) year from the Closing. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the assumption of the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person and counsel to the Company, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

4.9 Listing of Securities. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Trading Market any additional shares listing application that may be required by such Trading Market covering all of the Shares and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.

4.10 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder for pre-clinical and clinical development of its pipeline programs and research and development expenses and for working capital and general corporate purposes.

4.11 Dispositions and Confidentiality After the Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, prior to the effectiveness of the Registration Statement: (a) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (b) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of the Securities by such Purchaser or a Trading Affiliate, except, in each case, for Dispositions pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In addition, the Purchaser agrees that for so long as it owns any Common Stock, it will not enter into any Short Sale of Shares

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executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, shares that the Purchaser is entitled to receive within sixty (60) days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6 or (ii) this Agreement is terminated in full pursuant to Section 6.17. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling.

4.12 Anti-dilution Adjustment. As to each Purchaser, during the one hundred eighty (180) days following the initial Closing Date, if the Company makes any issuance, sale, grant of any option or right to purchase or other disposition of any equity security or any equity-linked or related security (including, without limitation, any “equity security” as that term is defined under Rule 405 promulgated under the Securities Act, any securities convertible into such equity securities, any preferred stock or any purchase rights) that is not an Excluded Security (as defined below), for a consideration per share that is less than the Purchase Price (adjusted for stock splits, combinations, dividends and the like occurring after the date hereof) (such lesser price is referred to herein as the “Discounted Purchase Price”) (the foregoing, a “Dilutive Issuance”), then reasonably promptly after such Dilutive Issuance, the Company shall issue to such Purchaser solely with respect to the Shares acquired pursuant to this Agreement, without the payment of additional consideration, a number of additional shares of Common Stock (the “Additional Shares”) equal to the result of subtracting (B) from (A), where (A) is the number of shares of Common Stock the Purchaser would have received for its total Subscription Amount for Held Shares if the Purchaser had paid in respect of its Held Shares the Discounted Purchase Price instead of the Purchase Price (adjusted for stock splits, combinations, dividends and the like occurring after the Closing Date), and (B) is the number of Held Shares initially issued to the Purchaser at the Closing (adjusted for stock splits, combinations, dividends and the like occurring after the Closing Date), in each case where “Held Shares” shall refer to the number of Shares initially purchased by such Purchaser at a Closing hereunder and still held of record and beneficially by such Purchaser at the time of such Dilutive Issuance. Upon any issuance of Additional Shares hereunder, such Additional Shares shall be included as Registrable Securities (as defined in the Registration Rights Agreement). “Excluded Securities” include: (a) shares of Common Stock issued upon exercise or conversion of any exercisable or convertible securities outstanding as of the date hereof; (b) shares of Common Stock or securities convertible into Common Stock issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase agreements, stock option plans or other arrangements that are approved by the Company’s board of directors; (c) shares of Common Stock or securities convertible into Common Stock issued in connection with acquisitions, asset purchases, licenses, collaborations or strategic transactions involving the Company and other entities approved by the Company’s board of directors; and (d) shares of Common Stock or securities convertible or exercisable into Common Stock that shall be deemed in writing to be Excluded Securities either by (i) holders of a majority of the then Held Shares or (ii) a representative of the holders of the then Held Shares, which representative shall be appointed by the three (3) Purchasers who then hold the largest number of Held Shares.

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ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the Closing. The obligation of each Purchaser listed on Annex A hereto to acquire Securities at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3.1 shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a different specified date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing (including all Required Approvals, except for those set forth in clauses (i), (ii), (iii) and (v) of Section 3.1(e), which may be obtained after the Closing), all of which shall be and remain so long as necessary in full force and effect.

(e) No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission.

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g) Lock-Up Agreements. The officers and directors of the Company and certain stockholders of record of the Company shall have delivered lock-up agreements in the form attached hereto as Exhibit F.

(h) Completion of the Share Exchange Transaction. The Share Exchange Transaction shall have been completed.

(i) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

(j) Minimum Raise. The Company shall have raised gross proceeds of at least the Minimum Offering amount pursuant to the sale of Shares under this Agreement.

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5.2 Conditions Precedent to the Obligations of the Company to sell Securities at the Closing. The Company’s obligation to sell and issue the Securities to each Purchaser listed on Annex A hereto at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a different specified date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Purchaser Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(e) Completion of the Share Exchange Transaction. The Share Exchange Transaction shall have been completed.

(f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

ARTICLE 6

MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

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6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Pieris Pharmaceuticals, Inc.
Lise-Meitner-Strasse 30
85354 Freising-Weihenstephan
Germany
Telephone No.: +49 (0) 8161 14 11 400
Facsimile No.: +49 (0) 8161 14 11 444
Attention: Chief Executive Officer

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Telephone No.: (617) 348-1799
Facsimile No.: (617) 542-2241
Attention: William C. Hicks

If to a Purchaser:	To the address set forth under such Purchaser’s name on its signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding or having the right to acquire at least a majority of the Shares to be purchased at the Closing or then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be

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construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers (other than by merger or consolidation or to an entity which acquires the Company, including by way of acquiring all or substantially all of the Company’s assets). Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of one (1) year from the Closing Date. The agreements and covenants contained herein shall survive for the applicable statute of limitations.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor and achieves that same or substantially the same effect or result, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.16 Independent Nature of the Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any

28.

other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement and the other Transaction Documents are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser.

6.17 Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the initial Closing by either the Company or any Purchaser listed on Annex A hereto (with respect to itself only), upon written notice to the other, if the initial Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.17 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.18 Waiver of Conflicts. Each Purchaser acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Each Purchaser understands that the Company has been represented in the preparation, negotiation and execution of this Agreement by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Company Counsel, and that Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. has not represented any Purchaser or any stockholder, director or employee of the Company in the preparation, negotiation and execution of this Agreement. Each Purchaser acknowledges that Mintz, Levin, Cohn,

29.

Ferris, Glovsky and Popeo, P.C. may have in the past represented and may now or may in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of such Purchasers or their Affiliates in matters of a nature similar to those contemplated by this Agreement. The Company and each Purchaser hereby acknowledge that they have has had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation with respect to the matters contemplated by this Agreement.

6.19 Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and the Registration Rights Agreement, it is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth on the Omnibus Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if the Registration Rights Agreement were separately signed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

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Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PIERIS PHARMACEUTICALS, INC.

By:
Name:
Title:

How to subscribe for Shares in the private offering of

Pieris Pharmaceuticals, Inc.:

1.	Date and Fill in the Subscription Amount and number of Shares being purchased and complete and sign the Omnibus Signature Page.

2.	Complete, initial in the appropriate place or places and sign the Accredited Investor Questionnaire.

3.	Complete and sign the Anti-Money Laundering Information Form.

4.	Complete and sign the Investor Profile.

5.	Complete and sign the Stock Certificate Questionnaire.

6.	Fax or email all forms and then send all signed original documents to:

Crone Kline Rinde LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

Facsimile Number: (212) 400-6901

Telephone Number: (212) 400-6900

Attn: Kathleen L. Rush

E-mail Address: krush@CKRlaw.com

7.	If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Subscription Amount for the number of Shares you are purchasing according to the following instructions:

PNC Bank

300 Delaware Avenue

Wilmington DE 19801

ABA# 031100089

International Wires: PNCCUS33

Account Name: CSC Trust Company of Delaware

Account Number: 5605012373

FFC: Pieris Pharmaceuticals Escrow 79-2262;                                                                      .

8.	If you are paying the Purchase Price by check, a certified or other bank check for the exact United States dollar amount of the Subscription Amount for the number of Shares you are purchasing should be delivered according to the following instructions:

Check Instructions: Please make sure your check reflects the exact name/title under which you are investing. Checks take up to 5 banking days to clear.

Payable to the order of:
Memo section reference:	PIERIS PHARMACEUTICALS, INC. ACC’T #79-2262
Send to:	CSC Trust Company of Delaware
2711 Centerville Road
One Little Falls Centre
Wilmington, DE 19808
Attention: Alan R. Halpern

Thank you for your interest,

Pieris Pharmaceuticals, Inc.

OMNIBUS SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF PIERIS PHARMACEUTICALS, INC. (f/k/a MARIKA INC.)

IN WITNESS WHEREOF, the undersigned Purchaser hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and among Pieris Pharmaceuticals, Inc. (f/k/a Marika Inc.), a Nevada corporation, and the Purchasers (as defined therein) to which this Omnibus Signature Page is attached, as a Purchaser thereunder, and (B) the Registration Rights Agreement by and among the Company and the Purchasers (as defined therein), attached to the Securities Purchase Agreement, as a Purchaser thereunder, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the number of Shares set forth below pursuant to the Securities Purchase Agreement referenced above.

NAME OF PURCHASER:

By:

Name:

Title:

Aggregate Purchase Price (Subscription Amount): $

Number of Shares to be Acquired under the Securities Purchase Agreement:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

Attention:

Delivery Instructions (if different than above):

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

ANNEX A: Schedule of Purchasers

EXHIBITS:

A:	Form of Registration Rights Agreement
B-1:	Accredited Investor Questionnaire
B-2:	Stock Certificate Questionnaire
B-3:	Anti-Money Laundering Form
B-4:	Investor Profile
C:	Irrevocable Transfer Agent Instructions
D:	Form of Secretary’s Certificate
E:	Form of Compliance Certificate
F:	Form of Lock-Up Agreements

ANNEX A

SCHEDULE OF PURCHASERS

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 17, 2014, by and among Pieris Pharmaceuticals, Inc., a Nevada corporation (f/k/a Marika Inc.) (the “Company”), and the investors signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to (i) the Securities Purchase Agreement, dated as of December 17, 2014, between the Company and each Person listed on the signature pages thereto (the “Purchase Agreement”), and (ii) the Acquisition Agreement, dated December 17, 2014, by and among the Company, Pieris AG, a stock corporation formed under the laws of Germany, and the share and note holders of Pieris AG listed on the signature pages thereto (the “Acquisition Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(f).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” means the initial Closing Date of the Offering (each as defined in the Purchase Agreement).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement, the earlier of (i) the date that is one hundred eighty (180) calendar days following the Closing Date, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Initial Registration Statement may be accelerated; and, with respect to a New Registration Statement, the earlier of: (x) the date that is one hundred fifty (150) calendar days following the date of the Company’s receipt of written instruction from the Commission that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement; provided, that, if the Commission reviews and has written comments to the filed New Registration Statement, then the Effectiveness Deadline under this clause (x) shall be the date that is one hundred eighty (180) calendar days following the date of the Company’s receipt of written instruction from the Commission that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, and (y) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the New Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the New Registration Statement may be accelerated; provided, however, in each case, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, (i) with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the date that is ninety (90) calendar days following the Closing Date, (ii) with respect to any New Registration Statement required to be filed pursuant to Section 2(a), the date that is ninety (90) calendar days following the date of the Company’s receipt of written instruction from the Commission that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, and (iii) with respect to any Remainder Registration Statement, the earliest practicable date on which the Company is permitted by the SEC Guidance to file such Remainder Registration Statement; provided, however, in each case, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be either the OTCQB, OTCQX or OTC Pink markets maintained by OTC Markets Group Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” means the registration of securities for offer, sale or resale made by preparing and filing with the Commission a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document by the Commission.

“Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Shares shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale by the Holder, without restriction, pursuant to Rule 144.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Reporting Failure Event” shall have the meaning set forth in Section 3(j).

“Reporting Failure Event Date” shall have the meaning set forth in Section 3(j).

“Required Holders” means, as of any date, the Holders of at least two-thirds of the Registrable Securities outstanding on such date.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means, collectively, (a) the shares of Common Stock purchased by and sold to the Purchasers pursuant to the Purchase Agreement and the Additional Shares (if any) issued to the Purchasers under Section 4.12 of the Purchase Agreement (the “SPA Shares”), (b) the shares of Common Stock issued to the Purchasers pursuant to the Acquisition Agreement (the “Acquisition Shares”) and (c) the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (as defined in the Purchase Agreement) (the “Warrant Shares”).

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan filed on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (unless the Principal Trading Market is the OTC Bulletin Board or the OTC Pink market maintained by OTC Markets Group Inc.), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board or the OTCQB, OTCQX or OTC Pink markets maintained by OTC Markets Group Inc.), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market (other than the OTCQB, OTCQX or OTC Pink markets maintained by OTC Markets Group Inc.), a day on which the Common Stock is quoted in the over-the-counter market as reported by the OTCQB, OTCQX or OTC Pink markets maintained by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE-MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board, or the OTCQB, OTCQX or OTC Pink markets maintained by

OTC Markets Group Inc. (or any similar organization or agency succeeding to its function of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2. Registration.

(a) The Company shall prepare and file on or prior to the Filing Deadline with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Required Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A. No Holder shall be referred to as an “underwriter” in such Plan of Distribution without such Holder’s express written consent. Notwithstanding the registration obligations set forth in this subsection (a) and subsections (b) and (c) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees promptly (i) to inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) to withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced by Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, first to the Holders of Warrant Shares, and second, to the Holders of SPA Shares and Acquisition Shares, on a pro rata basis based on the total number of unregistered Shares held by such Holders of SPA Shares and Acquisition Shares, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares held by such Holders). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or the SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder

Registration Statements”). In the event that the Company issues Additional Shares pursuant to Section 4.12 of the Purchase Agreement that are not registered on the Initial Registration Statement, then the Company will use its commercially reasonable efforts to file with the Commission one or more registration statements on Form S-1 or such other form available to register for resale those Additional Shares that are Registrable Securities that were not registered for resale on the Initial Registration Statement.

(b) Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated) and shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until the later of (i) two (2) years after the Closing Date or (ii) such time as all of the Registrable Securities covered by such Registration Statement no longer constitute Registrable Securities (the “Effectiveness Period”). The Company shall ensure that each Registration Statement (including and as amended and modified by any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on the Effective Date. The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement within one (1) Business Day after the date on which the Company confirms effectiveness with the Commission, which confirmation shall initially be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the first Trading Day after the Effective Date, file a Prospectus with the Commission pursuant to Rule 424. Failure to so notify the Holders on or before the second Trading Day after such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(c) unless notice of effectiveness and/or the final Prospectus is available to the Purchasers on EDGAR on or before the second Trading Day after such notification or effectiveness, in which case the Purchasers shall be deemed to have received notice of effectiveness.

(c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date, other than as a result of an Allowed Delay (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement, but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions), to remain continuously effective during the Effectiveness Period as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, other than, with respect to a particular Holder, as a result of a breach of this Agreement by such Holder or such Holder’s failure to return a Selling Stockholder Questionnaire within the time period provided by Section 2(e) hereof (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 30 consecutive Trading Day or 60 Trading Day period (as applicable) is exceeded, being referred to as “Event Date”), then in lieu of any other rights available to the Holders hereunder or under applicable law: on the Event Date and thereafter on each monthly anniversary of each such Event Date until the earlier of the date on which (A) the applicable Event is cured or (B) all of the Registrable Securities covered by such Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144 (the “End Date”), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% (prorated for any portion of a month during which the End Date has not occurred) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement or the Acquisition Agreement, as applicable, (solely for purposes of calculating the aggregate purchase price paid by a Holder pursuant to the Acquisition Agreement under this Section 2(c), such Holder shall be deemed to have paid $2.00 per Share) for any Registrable Securities then held by such Holder (which remedy shall be exclusive of any other remedies available under this Agreement or under applicable law (other than any available equitable remedies)). The parties agree that the Company will not be liable for liquidated damages under this Section 2(c) with respect to any Shares that are excluded from the Initial Registration Statement by the Commission as a result of the application of Rule 415. If the Company fails to pay any liquidated damages pursuant to this Section 2(c) in full within seven (7) Business Days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages commence accruing until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. In the event that the Company registers some but not all of the Registrable Securities, the 1.0% of liquidated damages referred to above for any monthly period shall be reduced to equal the percentage determined by multiplying 1.0% by a fraction, the numerator of which shall be the number of the applicable Holder’s Registrable Securities for which there is not an effective Registration Statement at such time and the denominator of which shall be the number of such Holder’s Registrable Securities at such time, which amount shall be paid only to the Holders of Registrable Securities for which there is not an effective Registration Statement.

(d) The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a Special Registration Statement unless the closing bid price for the Common Stock on the Trading Day prior to the date of filing any such registration statement, as reported by the Principal Trading Market, was greater than the Purchase Price. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholders.

(e) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the first sentence of this Section 2(e), the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that (i) the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement, and (ii) if the Holder does not complete the Selling Stockholder Questionnaire, or does not complete the Selling Stockholder Questionnaire by the time specified in the first sentence of this Section 2(e) and the Company does not name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto or include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire after the use of its commercially reasonable efforts to do so, then the Holder shall not be entitled to be named in a Registration Statement or to receive liquidated damages to the extent resulting from the failure of the Company to name such Holder in a Registration Statement.

(f) The parties hereto acknowledge and agree that each of the Holders that received Registrable Securities pursuant to the Acquisition Agreement shall be entitled, in respect of such Registrable Securities, to all of the rights and bound by all of the obligations set forth in Section 4.1(c), Section 4.1(d), Section 4.1(e) and Section 4.1(f) of the Purchase Agreement as if such Holder were a “Purchaser” as defined in the Purchase Agreement.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of a Registration Statement and not less than two (2) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall furnish to each Holder whose Registrable Securities are included in such Registration Statement or counsel designated by such Holders copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holder or such counsel (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Days or two (2) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which the Holders of at least a majority of the Registrable Securities included in such Registration Statement reasonably object in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Days or two (2) Trading Day period described above, as applicable.

(b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable Effectiveness Period (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares only in the event that the Company advises the Holders that the Company no longer meets the conditions for the use of Rule 172 and that, as a result, the Holder must physically deliver a prospectus to any purchaser of Registrable Securities and provides the Holder with a copy of such prospectus, and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission as soon as reasonably practicable after the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed or, if later, when required pursuant to applicable federal securities laws.

(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Trading Day after such issuance or receipt, in the case of (v) below, not less than one (1) Trading Day after a determination by the Company that the financial statements in any Registration Statement have become ineligible for inclusion therein and, in the case of (vi) below, not more than three (3) Trading Days after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) the occurrence or existence of any pending development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement including such Holder’s Registrable Securities and each amendment thereto and all exhibits to the extent requested by such Person

(including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale or resale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and/or, if applicable, by the Acquisition Agreement, and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as such Holders may reasonably request. In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(h) Following the occurrence of any event contemplated by Section 3(c)(iii) through (vi), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, provided, that the Company shall not be required to take any of the actions described in this Section 3(h) during an Allowed Delay.

(i) (i) In the time and manner required by the Principal Trading Market, prepare and file with such Trading Market any additional shares listing application that may be required by such Trading Market covering all of the Registrable Securities, (ii) use reasonable best efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) so long as any other shares of Common Stock shall be so listed, during the Effectiveness Period, use reasonable best efforts to maintain the listing of such Registrable Securities on the Principal Market.

(j) In order to enable the Holders to sell Shares under Rule 144, for a period of three years from the Closing, the Company shall remain subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act (or until such earlier date on which the Holders no longer own Shares). During such period and, thereafter for such additional period as the Company is otherwise required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act (or until such earlier date on which the Holders no longer own Shares), the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it will use commercially reasonable efforts to take such further action as any Holder may reasonably request, to the extent required to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act if, and for such period of time during the Effectiveness Period when, a Registration Statement covering such Holder’s Registrable Securities is not effective, including compliance with the provisions of the Purchase Agreement and/or, if applicable, with the provisions of the Acquisition Agreement) relating to the transfer of the Shares. In the event that the Company fails to comply with the provisions of this Section 3(j) (such event a “Reporting Failure Event” and the date a Reporting Failure Event occurs, the “Reporting Failure Event Date”), it shall, on the Reporting Failure Event Date and thereafter on each monthly anniversary of each Reporting Event Failure Date (if the applicable Reporting Failure Event shall not have been cured by any such date) until the applicable Reporting Failure Event is cured or all of the Registrable Securities covered by such Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement or the Acquisition Agreement, as applicable, (solely for purposes of calculating the aggregate purchase price paid by a Holder pursuant to the Acquisition Agreement under this Section 3(j), such Holder shall be deemed to have paid $2.00 per Share) for any Registrable Securities then held by such Holder (which remedy shall be exclusive of any other remedies available under this Agreement or under applicable law (other than any available equitable remedies)). Notwithstanding the provisions of Section 6(h), the obligations of the Company under this Section 3(j) may be waived on behalf of all of the Holders by the Holders of at least a majority of the then outstanding Registrable Securities.

(k) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

(l) The Company shall promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request, provided that the Company shall have no such obligation to deliver the Prospectus or Prospectuses that are available on the Commission’s EDGAR system. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(m) The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110 (or any successor rule), so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Principal Trading Market as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus, or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any violation of this Agreement; except in each of (i) and (ii) to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(g) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) any such Losses arise out of the Holder’s (or any other Indemnified Party’s (as defined in Section 5(c))) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders in accordance herewith.

(b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(g). In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5(d) are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement and/or the Acquisition Agreement, as applicable.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto and for a period of no longer than two (2) years from the Closing Date) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. Nothing in this Section 6(b) shall limit the Company’s ability to include securities of the Company other than the Registrable Securities in a registration statement that is not a Registration Statement and file any such registration statement with the Commission, except as is expressly prohibited by this Agreement.

(c) Entire Agreement. This Agreement, including the provisions of the Purchase Agreement incorporated by reference herein, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(d) Compliance. Each Holder covenants and agrees that, subject to compliance by the Company with the requirements of this Agreement, including, without limitation, the provisions of Section 3(m) hereof, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(e) Allowed Delay. For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Agreement in the event that the Company determines in good faith that such suspension is necessary to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (A) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (B) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (C) use commercially reasonable efforts to terminate an Allowed Delay described in clause 6(e)(ii) above as promptly as practicable. Upon a receipt of the notice described in clause 6(e)(A) above, each Holder shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holder until such Holder receives notice from the Company that the Allowed Delay is no longer in effect. The Company may impose stop-transfer instructions to enforce any required agreement of the Holders under this Section 6(e).

(f) Piggyback Registrations. If, at any time prior to the one (1) year anniversary of the Closing Date, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on a Special Registration Statement, then the Company shall deliver to each Holder a written notice of such determination and, if within seven days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f) that are (i) eligible for resale by such Holder pursuant to Rule 144 without volume or manner-of-sale restrictions or (ii) the subject of a then-effective Registration Statement. Notwithstanding the foregoing obligations, if the total number of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters or the Company in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters or the Company determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.

(g) Discontinued Disposition. Each Holder hereby expressly makes the acknowledgements and agreements set forth in Section 4.1(e) of the Purchase Agreement with respect to any Registrable Securities. Without limiting the generality of the foregoing, each Holder further agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 6(g). The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c) as qualified by Section 3(a).

(h) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, except as otherwise provided herein, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(i) Term. The registration rights provided to the Holders of Registrable Securities hereunder, and the Company’s obligation to keep the Registration Statements effective, shall terminate at the end of the Effectiveness Period. Notwithstanding the foregoing, Section 2(c), Section 3(j), Section 4, Section 5, Section 6(j), Section 6(m), Section 6(n), Section 6(o), Section 6(p), Section 6(q) and Section 6(r) shall survive the termination of this Agreement.

(j) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement or the Acquisition Agreement, as applicable.

(k) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of (i) all of the Holder’s Registrable Securities or (ii) any portion of the Holder’s Registrable Securities that holds at least 20,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), but in each such case only with all related obligations and only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to the “Holders” and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(l) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(m) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(o) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(p) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(q) Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars. All amounts owing under this Agreement are in United States Dollars. All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(r) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(s) Waiver of Conflicts. Each Purchaser acknowledges that: (i) it has read this Agreement; (ii) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (iii) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Each Purchaser understands that the Company has been represented in the preparation, negotiation and execution of this Agreement by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Company Counsel, and that Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., has not represented any Purchaser or any stockholder, director or employee of the Company in the preparation, negotiation and execution of this Agreement. Each Purchaser acknowledges that Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., may have in the past represented and may now or may in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of such Purchasers or their Affiliates in matters of a nature similar to those contemplated by this Agreement. The Company and each Purchaser hereby acknowledge that they have has had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation with respect to the matters contemplated by this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PIERIS PHARMACEUTICALS, INC.

By:
Name:	Stephen S. Yoder
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

29

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT OF PIERIS PHARMACEUTICALS, INC.

IN WITNESS WHEREOF, the undersigned Purchaser hereby executes, delivers, joins in and agrees to be bound by the Registration Rights Agreement by and among the Company and the Purchasers (as defined therein), attached to the Acquisition Agreement, as a Purchaser thereunder.

NAME OF PURCHASER:

By:

Name:

Title:

Number of Shares to be Acquired under Acquisition Agreement:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

Attention:

30

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT OF PIERIS PHARMACEUTICALS, INC.

IN WITNESS WHEREOF, the undersigned Holder hereby executes, delivers, joins in and agrees to be bound by terms and conditions, and be a beneficiary of the rights granted, under the Registration Rights Agreement by and among the Company and the Purchasers (as defined therein), attached to the Acquisition Agreement, as a non-Purchaser Holder thereunder.

NAME OF HOLDER:

By:

Name:

Title:

Number of Shares underlying Placement Agent Warrant held:

Tax ID No.:

Address for Notice:

Telephone No.:

Facsimile No.:

Attention:

31

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions. Rule 144 under the Securities Act, which generally permits the resale, subject to various terms and conditions, of restricted securities after they have been held for six months will not immediately apply to our common stock because we were at one time designated as a “shell company” under SEC regulations. Pursuant to Rule 144(i), securities issued by a current or former shell company that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the date on which the issuer filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it ceased being a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the issuer has satisfied certain reporting requirements under the Exchange Act. The filing of our Current Report on Form 8-K on December 17, 2014, with the SEC started the running of such one-year period.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 5110.

In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any, and any legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with a registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

ANNEX B

PIERIS PHARMACEUTICALS, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.001 per share, of Pieris Pharmaceuticals, Inc., a Nevada corporation (f/k/a Marika Inc.) (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of December 17, 2014 (the “Purchase Agreement”) or that certain Acquisition Agreement, dated December 17, 2014, by and among the Company, Pieris AG, a stock corporation formed under the laws of Germany, and the shareholders of Pieris AG listed on the signature pages thereto (the “Acquisition Agreement”) (such shares issued pursuant to the Purchase Agreement or the Acquisition Agreement, the “Registrable Securities”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement and a related Registration Rights Agreement (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), may be required to deliver the Prospectus to purchasers of Registrable Securities (to the extent Rule 172 under the Securities Act is not applicable thereto) and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below) or the provisions of the Acquisition Agreement, as applicable. Holders must also complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3, unless otherwise specified in Item 3, pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities Issued Pursuant to the Purchase Agreement or the Acquisition Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Purchase Agreement or the Acquisition Agreement:

(b)	Number of shares of Registrable Securities listed in Item 3(a) that the Selling Stockholder requests be registered for resale pursuant to the Registration Statement:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes	No

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes	No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes	No

Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities of the Company beneficially owned (if none, so state):

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder and the Registration Rights Agreement shall be made in writing and delivered as set forth in the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling:

“An issuer filed a Form S-1 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation. The acknowledgements by and agreements of the Selling Stockholder set forth in this Notice and Questionnaire shall be in addition to, and shall not limit the scope and applicability of, the representations, warranties and covenants made by such Selling Stockholder in the Registration Rights Agreement as well as in the Purchase Agreement and/or the Acquisition Agreement, as applicable.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct and complete.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Selling Stockholder:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.	Tel: (617) 348-1710
One Financial Center	Fax: (617) 542-2241
Boston, MA 02111	Email: CGGammill@mintz.com
Attention: Caroline G. Gammill

EXHIBIT B-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Pieris Pharmaceuticals, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (collectively, the “Securities”), of Pieris Pharmaceuticals, Inc. (f/k/a Marika Inc.), a Nevada corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state or other jurisdiction, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security, and the Corporation may never offer to issue any securities to you. Your answers will be kept strictly confidential, and by completing, signing and returning this Questionnaire you are not making any binding commitment to the Corporation with respect to the Securities of otherwise. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Prospective Investor in the Securities:

Social Security or Taxpayer Identification No.

If a corporation, partnership, limited liability company, trust or other entity:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	( )

Facsimile Number:	( )

Name of Contact Person:

Email Address of Contact Person:

Type of entity and Nature of Business:

State of formation:

Approximate Date of formation:

Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

Were you formed for the purpose of investing in the securities being offered?

Yes	No

If an individual:

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	( )

Facsimile Number:	( )

Name of Contact Person:

Email Address of Contact Person:

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Current Occupation (if retired, state most recent occupation):

Name of Current Employer:

Duration of Current Employment:

Are you a director or executive officer of the Corporation?

Yes __	No

Describe any pre-existing personal or business relationship you have with the Company or any of its officers or directors or any other prospective investor in the Securities:

PART B. ACCREDITED INVESTOR QUESTIONNAIRE – INITIAL THE APPROPRIATE PLACE(S)

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each of the below categories that describes you as a potential investor of the Securities of the Company.

(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

(3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(10)	An executive officer or director of the Company;

(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (for purposes of this calculation, net worth is the excess of total assets at fair market value, including homes (subject to the further description below), automobiles and personal property, over total liability; provided that you should not include your primary residence as an asset, and you should not include as a liability indebtedness that is secured by your primary residence that is not in excess of the fair market value of your primary residence (except that if the amount of such indebtedness outstanding at the time of sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability));

(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years (in each case including foreign income, tax exempt income and the full amount of capital gains and losses, but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year;

(13)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue any of the responses in this Questionnaire on a separate piece of paper, if necessary.)

* * * * *

A.	FOR EXECUTION BY AN INDIVIDUAL:

	Date	By:

Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

	Date	By

Print Name:

Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

	Date	By

Print Name:

Title:

Entity Name:

	Date	By

Print Name:

Title:

EXHIBIT B-2

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

Name of Purchaser (as set forth on the omnibus signature page to the Agreement):

Number of Shares Purchased by Purchaser:

1.	The exact name in which the Securities are to be registered (this is the name that will appear on the stock certificate(s)) (the “Registered Holder”). You may use a nominee name if appropriate:

2.	Any relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above (other than pursuant to the Purchaser’s purchase of the Securities):

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT B-3

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:
LEGAL ADDRESS:

SSN# or TAX ID# OF INVESTOR:
YEARLY INCOME:

FOR INVESTORS WHO ARE INDIVIDUALS: AGE:

NET WORTH:	*

*	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

FOR INVESTORS WHO ARE INDIVIDUALS: OCCUPATION:

ADDRESS OF BUSINESS OR OF EMPLOYER:

FOR INVESTORS WHO ARE ENTITIES:
YEARLY INCOME: NET WORTH:
TYPE OF BUSINESS:

INVESTMENT OBJECTIVE(S) (FOR ALL INVESTORS):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

2.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other

(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

EXHIBIT B-4

PIERIS PHARMACEUTICALS, INC. (f/k/a MARIKA INC.)

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:		Marital Status:
Joint Party Date of Birth:		Investment Experience (Years):
Annual Income:		Liquid Net Worth:

Net Worth*:

Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:

Home City, State & Zip Code:

Home Phone:	Home Fax:	Home Email:

Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone:	Bus. Fax:	Bus. Email:

Type of Business:

Outside Broker/Dealer:

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.

Please deliver certificate to the following address:

Section C – Form of Payment – Check or Wire Transfer

Check payable to CSC Trust Company of Delaware, as Escrow Agent for , Inc. .
Wire funds from my outside account according to Section 1(a) of the Securities Purchase Agreement.
The funds for this investment are rolled over, tax deferred from within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm:

Investor Signature	Date

*

FOR PURPOSES OF CALCULATING YOUR NET WORTH IN THIS FORM, (A) YOUR PRIMARY RESIDENCE SHALL NOT BE INCLUDED AS AN ASSET; (B) INDEBTEDNESS SECURED BY YOUR PRIMARY RESIDENCE, UP TO THE ESTIMATED FAIR MARKET VALUE OF YOUR PRIMARY RESIDENCE AT THE TIME OF YOUR PURCHASE OF

THE SECURITIES, SHALL NOT BE INCLUDED AS A LIABILITY (EXCEPT THAT IF THE AMOUNT OF SUCH INDEBTEDNESS OUTSTANDING AT THE TIME OF YOUR PURCHASE OF THE SECURITIES EXCEEDS THE AMOUNT OUTSTANDING 60 DAYS BEFORE SUCH TIME, OTHER THAN AS A RESULT OF THE ACQUISITION OF YOUR PRIMARY RESIDENCE, THE AMOUNT OF SUCH EXCESS SHALL BE INCLUDED AS A LIABILITY); AND (C) INDEBTEDNESS THAT IS SECURED BY YOUR PRIMARY RESIDENCE IN EXCESS OF THE ESTIMATED FAIR MARKET VALUE OF YOUR PRIMARY RESIDENCE AT THE TIME OF YOUR PURCHASE OF THE SECURITIES SHALL BE INCLUDED AS A LIABILITY.

EXHIBIT C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of                     , 2014

[TRANSFER AGENT]

[ADDRESS]

Attn:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of December 17, 2014 (the “Agreement”), by and among Pieris Pharmaceuticals, Inc. (f/k/a Marika Inc.), a Nevada corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to (i) issue, promptly following the date hereof, certificates representing the Shares bearing the legend set forth herein below, in the names of the Holders and the number of Shares as set forth in the attachments delivered herewith, and to deliver such certificates within three (3) business days after the date hereof to the address for each such Holder as set forth on such attachments delivered herewith, and (ii) issue certificates representing shares of Common Stock upon transfer or resale of the Shares, which certificates shall or shall not bear the legend set forth herein below as described below.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and any other documents reasonably requested by you from the applicable Holder (and provided that you have not received written instruction from the Company or its legal counsel that such registration statement has been suspended or is no longer effective) or (b) written confirmation from the Company’s legal counsel that the Shares are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder and its broker with respect to a sale pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of certificate of Common Stock and documentation required pursuant to clause (a) or (b) above, as applicable, you shall issue the certificates representing the Shares registered in the names of the purchaser of such Shares or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction.

All certificates representing the Shares issued pursuant to the instruction set forth in clause (i) of the second paragraph of this letter shall bear the following legend (and, solely to the extent instructed to you by the Company or its legal counsel, a customary “affiliates” legend), and, in the event that you have not received the documentation required pursuant to clause (a) or (b) of the immediately preceding paragraph, then the certificates representing any shares of Common Stock issued pursuant to the instruction set forth in clause (ii) of the second paragraph of this letter shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

You understand that, because the Company was previously a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, pursuant to Rule 144(i), the restrictive legend on certificates representing shares of Common Stock cannot be removed except in connection with an actual sale meeting the requirements of Rule 144(i) or pursuant to an effective registration statement.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours, Pieris Pharmaceuticals, Inc.

By:

Name:

Title:

Acknowledged and Agreed: [Transfer Agent]

By:

Name:

Title:

Date:

EXHIBIT D

FORM OF SECRETARY’S CERTIFICATE

Date: December     , 2014

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Pieris Pharmaceuticals, Inc., a Nevada corporation (f/k/a Marika Inc.) (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of December 17, 2014, by and among the Company and the Purchasers party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1. Attached hereto as Appendix A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on, or by unanimous written consent dated, December 17, 2014. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2. Attached hereto as Appendix B is a true, correct and complete copy of the Articles of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3. Attached hereto as Appendix C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4. Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date first written above.

Name:
Title:	Secretary

I,             ,             of the Company, hereby certify that              is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Name:
Title:

APPENDIX A

RESOLUTIONS

APPENDIX B

ARTICLES OF INCORPORATION

APPENDIX C

BYLAWS

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Date: December     , 2014

The undersigned President and Chief Executive Officer of Pieris Pharmaceuticals, Inc., a Nevada corporation (f/k/a Marika Inc.) (the “Company”), pursuant to Section 2.2(a)(vi) of the Securities Purchase Agreement, dated as of December 17, 2014, by and among the Company and the Purchasers signatory thereto (the “Agreement”), hereby certifies to such Purchasers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement):

1. The representations and warranties of the Company contained in the Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a different specified date.

2. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above.

Name:
Title:

EXHIBIT F-1

FORM OF LOCK-UP AGREEMENT (80%)

LOCK-UP AGREEMENT

December     , 2014

Northland Securities, Inc.

750 Third Avenue, Suite 2401

New York, NY 10017

Katalyst Securities LLC

15 Maiden Lane, Suite 1002

New York, NY 10168

Ladies & Gentlemen:

The undersigned is either (i) an owner of record or beneficially of (a) certain shares of Pieris AG and/or (b) securities convertible into or exchangeable or exercisable for said shares of Pieris AG or (ii) an owner of record or beneficially of (a) certain shares of PubCo (as defined below) and/or (b) securities convertible into or exchangeable or exercisable for said shares of PubCo. Pieris AG and its shareholders expect to participate in an acquisition transaction (the “Transaction”)1 with a public shell company (the “PubCo”). After the Transaction, Pieris AG will be a wholly-owned operating direct or indirect subsidiary of the PubCo. The PubCo proposes to carry out a private offering of its certain shares of common stock (the “Offering”) in one or more closings for which Northland Securities, Inc. and Katalyst Securities LLC will act as placement agents (the “Placement Agents”). The term “Shares” used in this letter agreement hereafter means any and all of the following, as applicable, (a) the shares of common stock of the PubCo (the “Common Stock”) issued to the undersigned as part of the Transaction, (b) any securities, exchangeable or exercisable for or convertible into shares of Common Stock, issued to the undersigned as part of the Transaction and (c) any shares of Common Stock, or any securities exchangeable or exercisable for or convertible into shares of Common Stock, of PubCo held of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after completion of the Transaction, by the undersigned or any affiliate of the undersigned, spouse of the undersigned, or immediate family member of the spouse or the undersigned living in the undersigned’s household. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit Pieris AG or the PubCo, as applicable, by, among other things, raising additional capital for its and/or its affiliate(s)’ operations. The undersigned acknowledges that Pieris AG, the PubCo and the Placement Agents are relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will cause any affiliate of the undersigned, spouse of the undersigned, or immediate family member of the spouse or the undersigned living in the undersigned’s household not to, without the prior written consent of the Placement Agents (which consent may be withheld in their sole discretion), solely with respect to 80% of any Shares (the “Covered Shares”), (i) directly or indirectly, sell, offer, contract or grant any option to purchase or sell, purchase any option or contract to sell, (including without limitation any short sale), pledge, lend, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of Shares, (ii) enter into any swap, hedge or

[1]	The structure of the Transaction is subject to change.

other agreement, arrangement or transaction that transfers, in whole or in part, the economic risk of ownership of Shares or which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any of the Shares, (iii) directly or indirectly, effect or agree to effect any short sale (as defined in Rule 200 under Regulation SHO of the Exchange Act), whether or not against the box, of any shares of the Common Stock, borrow or pre-borrow any shares of Common Stock, establish any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to any shares of Common Stock, or grant any other right (including, without limitation, any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, is convertible into or exercisable for or derives any significant part of its value from the Common Stock or (iv) publicly announce an intention to do any of the foregoing, for a period commencing on the first date mentioned in this letter agreement and continuing through the close of trading on the date six (6) months after the date of the first closing of the Offering (the “Lock-Up Period”), provided that if PubCo engages in an underwritten public offering of its securities for gross proceeds to PubCo of at least $25 million prior to the end of the Lock-Up Period (a “Qualified Public Offering”), the lead underwriter of such underwritten public offering may, by written approval, earlier terminate the Lock-Up Period with respect to all or some of the Shares, at which time the restrictions hereunder would lapse with respect to those Shares; provided, further, that the foregoing restrictions shall not apply to: (a) the transfer of Shares owned by the undersigned (1) by bona fide gift; (2) either during the undersigned’s lifetime or on death, by will or intestate succession to (x) the immediate family of the undersigned or (y) a trust, a partnership or limited liability company, the beneficiaries of which trust, partnership or limited liability company are, exclusively the undersigned and/or a member or members of the undersigned’s immediate family; (3) to affiliates of the undersigned, including its partners or members, if applicable, or to any investment fund or other entity controlled or managed by the undersigned; (4) where the other transferee is another holder of Common Stock subject to a letter agreement of like tenor to this letter agreement; (5) a distribution to stockholders, partners or members of the undersigned, if an entity; or (6) as collateral for any bona fide loan; provided, however, that in any such case of (1) through (6), it shall be a condition to such transfer that the transferee executes and delivers to Pieris AG or the PubCo, as applicable, an agreement stating that the transferee is receiving and holding Shares subject to the provisions of this letter agreement, and there shall be no further transfer of Shares, except in accordance with this letter agreement; (b) the exercise of stock options or warrants, phantom stock or other equity incentive instruments, provided, however, that Shares received upon such exercise shall be subject to the terms of this letter agreement; and (c) the establishment of any 10b5-1 trading plan under the Exchange Act with respect to Shares, provided, however, that no transfer of Shares is permitted to be made under any such plan during the Lock-Up Period. For the purposes of this paragraph, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

The foregoing restrictions shall not apply (i) to the transfer of Shares owned by the undersigned in connection with any merger or plan of reorganization that is approved by the Board of Directors of Pieris AG or the PubCo, as applicable, or (ii) to the resale of Shares in connection with a Qualified Public Offering upon the written approval of the lead underwriter of such Qualified Public Offering. The undersigned expressly agrees that the foregoing restrictions shall in the event of any merger or plan of reorganization that is approved by the Board of Directors of Pieris AG or the PubCo, as applicable, subsequently apply to (i) any securities received by the undersigned in any such merger or plan of reorganization in exchange for Shares or (ii) other securities convertible into or exchangeable or exercisable for Shares. For the avoidance of doubt, none of the restrictions hereunder shall apply to Shares that are not Covered Shares.

The undersigned also agrees and consents to (i) the entry of stop transfer instructions with PubCo’s transfer agent and registrar against the transfer of Shares held by the undersigned except in compliance with the foregoing restrictions and (ii) a restrictive legend on certificates representing the Shares indicating that such Shares are subject to this letter agreement and the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. However, it is understood that, (i) if the Transaction is not consummated by February 27, 2015, (ii) if the PubCo notifies the Placement Agents in writing that it does not intend to proceed with the Offering, (iii) if the Placement Agents notify the PubCo in writing that they do not intend to proceed with the Offering on the terms as set forth in Pieris AG’s term sheet dated November 7, 2014 describing the Offering, or (iv) if the purchase agreements relating to the Offering shall terminate or be terminated for any reason prior to payment for and delivery of the Shares to be sold thereunder, this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of the obligations under this letter agreement; and when prior mentioned (ii), (iii) or (iv) takes place, the PubCo or the Placement Agents will notify the undersigned in writing (e.g. via emails) within 15 days from the date (ii), (iii) or (iv) takes place.

[signature page follows]

Very truly yours,

(Name of Stockholder – Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity—Please Print)

(Title of Signatory if Stockholder is an entity—Please Print)

EXHIBIT F-2

FORM OF LOCK-UP AGREEMENT (100%)

LOCK-UP AGREEMENT

December     , 2014

Northland Securities, Inc.

750 Third Avenue, Suite 2401

New York, NY 10017

Katalyst Securities LLC

15 Maiden Lane, Suite 1002

New York, NY 10168

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of (i) certain shares of Pieris AG and/or (ii) securities convertible into or exchangeable or exercisable for said shares of Pieris AG. Pieris AG and its shareholders expect to participate in an acquisition transaction (the “Transaction”)2 with a public shell company (the “PubCo”). After the Transaction, Pieris AG will be a wholly-owned operating direct or indirect subsidiary of the PubCo. The PubCo proposes to carry out a private offering of its certain shares of common stock (the “Offering”) in one or more closings for which Northland Securities, Inc. and Katalyst Securities LLC will act as placement agents (the “Placement Agents”). The term “Shares” used in this letter agreement hereafter means any and all of the following, as applicable, (a) the shares of common stock of the PubCo (the “Common Stock”) issued to the undersigned as part of the Transaction and (b) any securities, exchangeable or exercisable for or convertible into shares of Common Stock, issued to the undersigned as part of the Transaction, held of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after completion of the Transaction, by the undersigned or any affiliate of the undersigned, spouse of the undersigned, or immediate family member of the spouse or the undersigned living in the undersigned’s household. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit Pieris AG or the PubCo, as applicable, by, among other things, raising additional capital for its and/or its affiliate(s)’ operations. The undersigned acknowledges that Pieris AG, the PubCo and the Placement Agents are relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will cause any affiliate of the undersigned, spouse of the undersigned, or immediate family member of the spouse or the undersigned living in the undersigned’s household not to, without the prior written consent of the Placement Agents (which consent may be withheld in their sole discretion), (i) directly or indirectly, sell, offer, contract or grant any option to purchase or sell, purchase any option or contract to sell, (including without limitation any short sale), pledge, lend, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of Shares, (ii) enter into any swap, hedge or other agreement, arrangement or transaction that transfers, in whole or in part, the economic risk of ownership of Shares or which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any of the Shares, (iii) directly or indirectly, effect or agree to effect any short sale (as defined in Rule 200 under Regulation SHO of the Exchange Act),

[2]	The structure of the Transaction is subject to change.

whether or not against the box, of any shares of the Common Stock, borrow or pre-borrow any shares of Common Stock, establish any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to any shares of Common Stock, or grant any other right (including, without limitation, any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, is convertible into or exercisable for or derives any significant part of its value from the Common Stock or (iv) publicly announce an intention to do any of the foregoing, for a period commencing on the first date mentioned in this letter agreement and continuing through the close of trading on the date six (6) months after the date of the first closing of the Offering (the “Lock-Up Period”), provided that if PubCo engages in an underwritten public offering of its securities for gross proceeds to PubCo of at least $25 million prior to the end of the Lock-Up Period (a “Qualified Public Offering”), the lead underwriter of such underwritten public offering may, by written approval, earlier terminate the Lock-Up Period with respect to all or some of the Shares, at which time the restrictions hereunder would lapse with respect to those Shares; provided, further, that the foregoing restrictions shall not apply to: (a) the transfer of Shares owned by the undersigned (1) by bona fide gift; (2) either during the undersigned’s lifetime or on death, by will or intestate succession to (x) the immediate family of the undersigned or (y) a trust, a partnership or limited liability company, the beneficiaries of which trust, partnership or limited liability company are, exclusively the undersigned and/or a member or members of the undersigned’s immediate family; (3) to affiliates of the undersigned, including its partners or members, if applicable, or to any investment fund or other entity controlled or managed by the undersigned; (4) where the other transferee is another holder of Common Stock subject to a letter agreement of like tenor to this letter agreement; (5) a distribution to stockholders, partners or members of the undersigned, if an entity; or (6) as collateral for any bona fide loan; provided, however, that in any such case of (1) through (6), it shall be a condition to such transfer that the transferee executes and delivers to Pieris AG or the PubCo, as applicable, an agreement stating that the transferee is receiving and holding Shares subject to the provisions of this letter agreement, and there shall be no further transfer of Shares, except in accordance with this letter agreement; (b) the exercise of stock options or warrants, phantom stock or other equity incentive instruments, provided, however, that Shares received upon such exercise shall be subject to the terms of this letter agreement; and (c) the establishment of any 10b5-1 trading plan under the Exchange Act with respect to Shares, provided, however, that no transfer of Shares is permitted to be made under any such plan during the Lock-Up Period. For the purposes of this paragraph, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

The foregoing restrictions shall not apply (i) to the transfer of Shares owned by the undersigned in connection with any merger or plan of reorganization that is approved by the Board of Directors of Pieris AG or the PubCo, as applicable, or (ii) to the resale of Shares in connection with a Qualified Public Offering upon the written approval of the lead underwriter of such Qualified Public Offering. The undersigned expressly agrees that the foregoing restrictions shall in the event of any merger or plan of reorganization that is approved by the Board of Directors of Pieris AG or the PubCo, as applicable, subsequently apply to (i) any securities received by the undersigned in any such merger or plan of reorganization in exchange for Shares or (ii) other securities convertible into or exchangeable or exercisable for Shares.

The undersigned also agrees and consents to (i) the entry of stop transfer instructions with PubCo’s transfer agent and registrar against the transfer of Shares held by the undersigned except in compliance with the foregoing restrictions and (ii) a restrictive legend on certificates representing the Shares indicating that such Shares are subject to this letter agreement and the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. However, it is understood that, (i) if the Transaction is not consummated by February 27, 2015, (ii) if the PubCo notifies the Placement Agents in writing that it does not intend to proceed with the Offering, (iii) if the Placement Agents notify the PubCo in writing that they do not intend to proceed with the Offering on the terms as set forth in Pieris AG’s term sheet dated November 7, 2014 describing the Offering, or (iv) if the purchase agreements relating to the Offering shall terminate or be terminated for any reason prior to payment for and delivery of the Shares to be sold thereunder, this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of the obligations under this letter agreement; and when prior mentioned (ii), (iii) or (iv) takes place, the PubCo or the Placement Agents will notify the undersigned in writing (e.g. via emails) within 15 days from the date (ii), (iii) or (iv) takes place.

[signature page follows]

Very truly yours,

(Name of Stockholder – Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity—Please Print)

(Title of Signatory if Stockholder is an entity—Please Print)

DISCLOSURE SCHEDULE TO

SECURITIES PURCHASE AGREEMENT

NOVEMBER 20, 2014

NOTES TO DISCLOSURE SCHEDULE

1.	Capitalized terms used in this Disclosure Schedule, but not defined herein, shall have the meaning ascribed to such terms in the Securities Purchase Agreement by and among Pieris Pharmaceuticals, Inc. (f/k/a Marika Inc.) (the “Company”) and the purchasers named therein (the “Agreement”).

2.	Headings and captions used in this Disclosure Schedule are for convenience of reference only and shall in no way modify or effect, or be considered in construing or interpreting any information provided herein.

3.	References to attached documents are intended to incorporate the contents of the referenced document into this Disclosure Schedule.

4.	The information contained in this Disclosure Schedule is as of November 20, 2014.

5.	Cross-references are for the convenience of reference only and shall not limit the provisions hereof.

6.	The inclusion of any information on any part of this Disclosure Schedule shall not be deemed to be an admission or acknowledgement by the Company that such information is material or that such information includes any act or omission outside the ordinary course of business of the Company.

7.	Nothing herein constitutes an admission of liability or obligation of the Company or an admission against the interest of the Company.

Section 3.1(a)

Subsidiaries

The Company’s wholly-owned subsidiary, Pieris AG, has as of the Closing Date indebtedness outstanding in the aggregate principal amount approximately of €1,050,000, which is the principal amount outstanding pursuant to a repayment agreement with Technologie-Beteiligungs-Gesellschaft mbH.

Within the principal amount of €1,050,000, €600,000 bears interest at a rate of 10.53% per year while €450,000 does not bear interest; and repayment of said principal amount will be made in several installments, with the last installment ending on September 30, 2016, and the interest falls due half-yearly and is payable in arrears on March 31 and September 30 of each year.

When calculating financial numbers set forth above, amounts originally described in U.S. dollars are converted into euro amounts and a conversion factor of 1 euro equals to 1.3779 U.S. dollars is used.

Pieris Australia Pty Ltd., a wholly owned subsidiary of Pieris AG, was formed on February 14, 2014 to conduct research and development in Australia.

Section 3.1(g)

Capitalization

Before giving effect to the Offering or the issuance of any Placement Agent Warrants:

	Authorized	Issued
Common Stock	300,000,000	22,500,000
Preferred Stock	10,000,000	0

Shares of Common Stock authorized for awards under Equity Incentive Plan, of which a yet-undetermined number may be subject to awards to be issued following the consummation of the Share Exchange Transaction: 3,200,000

Shares of Common Stock issuable upon exercise of warrants: 0

The obligations of the Company under the Registration Rights Agreement.

The Company’s wholly-owned subsidiary, Pieris AG, has indebtedness outstanding in the aggregate principal amount of €1,050,000, consisting of which is the principal amount outstanding pursuant to a secured loan agreement with Technologie-Beteiligungs-Gesellschaft.

Section 3.1(m)

Litigation

On March 20, 2014, the Company’s subsidiary, Pieris AG, instituted arbitration proceedings (the “TUM Arbitration”) against Technische Universität München (Munich Technical University, hereafter “TUM”) to address issues regarding the calculation of payments due from Pieris AG to TUM under Pieris AG’s license agreement with TUM, as amended (the “TUM License Agreement”). Under the TUM License Agreement, TUM has exclusively licensed, or in some cases assigned, to Pieris AG certain intellectual property and know-how that has become part of the Anticalin® proprietary technologies. In return, Pieris AG agreed to pay to TUM certain undisclosed annual license fees, milestones and royalties for its own proprietary drug development and sales, as well as a variable fee as a function of out-licensing revenues (the “Out-License Fee”), while such Out-License Fee is creditable against annual license payments to TUM.

As required by the TUM License Agreement, Pieris AG provided to TUM its calculation of the Out-License Fee owed by Pieris AG to TUM for the period beginning on July 4, 2003 and ending on December 31, 2012 (the “Dispute Period”) in the amount of $0.4 million excluding value-added tax. TUM has asserted that the Out-License Fee due to TUM for the Dispute Period amounts to $3.4 million excluding value-added tax and has threatened to terminate the TUM License Agreement if the Out-License Fee is not paid. Pieris AG instituted the TUM Arbitration to seek confirmation that Pieris AG’s calculation of the payments owed to TUM is accurate and will govern all current and future payments due in respect of the Out-License Fee under the TUM License Agreement.

In April 2014, TUM argued to the arbitrators that it is not the proper party to be sued under the action for a declaratory arbitration decision brought by Pieris AG in relation to the TUM License Agreement, and that instead, it is the Free State of Bavaria that is the proper respondent to the action. Pieris AG has responded that TUM has capacity to be sued in relation to any disputes arising from and regarding contractual provisions of the TUM License Agreement and is thus also the proper respondent in the action. In accordance with the arbitration rules of the Deutsche Institution für Schiedsgerichtsbarkeit, each party to the arbitration proceeding has appointed one arbitrator and the party-named arbitrators collectively selected the third arbitrator as the chairman of the arbitration panel. The panel has indicated that it will first decide the issue of whether TUM is the proper respondent in this action and has set a date for a first hearing in January 2015. Pieris AG has reserved a liability on its balance sheet in respect of such payment in the amount of $0.4 million. An adverse ruling in the TUM Arbitration could have a material adverse effect on the Company’s results of operations and financial condition.

Section 3.1(o)

Compliance

See Section 3.1(m) of the Disclosure Schedule.

Section 3.1(r)

Intellectual Property

See Section 3.1(m) of the Disclosure Schedule.